                      SUPPLEMENT DATED MARCH 4, 1996 TO
                    PROSPECTUS DATED DECEMBER 26, 1995 FOR

    INDIVIDUAL MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                  ISSUED BY

                      NATIONWIDE LIFE INSURANCE COMPANY

                                 THROUGH ITS

                       NATIONWIDE VARIABLE ACCOUNT - 6

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The follwing information has been added as the second paragraph to the "Contingent Deferred Sales Charge" section of your prospectus:

        In addition to commissions paid by the Company (Nationwide Life Insurance Company), additional forms of compensation or incentives may be paid to sales agents by the broker-dealer firm with which they are associated. Such incentives, which may be conditioned on a specified level of Purchase Payments invested in the Contracts or on a specified number of Contracts sold, may include payment for attendance at seminars, lunches, dinners, sporting events, or theater performances, or payment for travel, lodging and entertainment expenses incurred in connection with travel by sales agents and their immediate family members to urban or resort locations within or outside the United States. Sales agents may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                       NATIONWIDE LIFE INSURANCE COMPANY
                                  HOME OFFICE
                                P.O. BOX 182008
        COLUMBUS, OHIO , 43218-2008, 1-800-240-5054, TDD 1-800-238-3035

     INDIVIDUAL MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS
                  ISSUED BY THE NATIONWIDE VARIABLE ACCOUNT-6
                      OF NATIONWIDE LIFE INSURANCE COMPANY

        The Individual Modified Single Premium Deferred Variable Annuity Contracts described in this prospectus are flexible Purchase Payment Contracts (collectively referred to as the "Contracts"). Reference throughout the prospectus to "Contracts" shall also mean "Certificates" issued under Group Modified Single Premium Retirement Contracts. For such Group Contracts, references to "Owner" shall mean the "Participant" unless the Plan otherwise permits or requires the Owner to exercise such rights under the authority of the Plan terms. The Contracts are sold either as Non-Qualified Contracts, as Individual Retirement Annuities with contributions rolled-over from certain tax-qualified plans such as Tax Sheltered Annuity Plans, Qualified Plans or IRAs; or as Tax Sheltered Annuities with contributions rolled over or transferred from other Tax Sheltered Annuity Plans. Annuity payments under the Contracts are deferred until a selected later date.

        Purchase Payments are allocated to the Nationwide Variable Account-6 ("Variable Account"), a separate account of Nationwide Life Insurance Company (the "Company"). The Variable Account is divided into Sub-Accounts, each of which invests in shares of one of the underlying Mutual Fund options described below:

                            EVERGREEN VARIABLE TRUST
            Evergreen VA Foundation Fund        Evergreen VA Fund
                      Evergreen VA Growth and Income Fund

                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
              High Income Portfolio*           Overseas Portfolio

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                            Asset Manager Portfolio

                       NATIONWIDE SEPARATE ACCOUNT TRUST
                              Government Bond Fund
                               Money Market Fund

     *THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND-HIGH INCOME PORTFOLIO MAY INVEST IN LOWER QUALITY DEBT SECURITIES COMMONLY REFERRED TO AS JUNK BONDS.

     This prospectus provides you with the basic information you should know about the Individual Modified Single Premium Deferred Variable Annuity Contracts issued by the Nationwide Variable Account-6 before investing. You should read it and keep it for future reference. A Statement of Additional Information dated December 26, 1995 containing further information about the Contracts and the Nationwide Variable Account-6 has been filed with the Securities and Exchange Commission. You can obtain a copy without charge from Nationwide Life Insurance Company by calling the number listed above, or writing P. O. Box 182008, Columbus, Ohio 43218-2008.


INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENTS IN THE CONTRACTS INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 26, 1995, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 28 OF THE PROSPECTUS.

               THE DATE OF THIS PROSPECTUS IS DECEMBER 26, 1995.

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT - The person actually receiving annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 85 or younger at the time of Contract issuance, unless the Company has approved a request for an Annuitant of greater age. The Annuitant may be changed prior to the Annuitization Date with the consent of Company.

ANNUITIZATION - The period during which annuity payments are actually received.

ANNUITIZATION DATE - The date on which annuity payments actually commence.

ANNUITY COMMENCEMENT DATE - The date on which annuity payments are scheduled to commence. The Annuity Commencement Date is shown on the Data Page of the Contract, and is subject to change by the Owner.

ANNUITY PAYMENT OPTION - The chosen form for making annuity payments. Several options are available under the Contract.

ANNUITY UNIT - An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Contract Owner as set forth in the Contract.

CODE - The Internal Revenue Code of 1986, as amended.

COMPANY - The Nationwide Life Insurance Company.

CONTINGENT DESIGNATED ANNUITANT - The Contingent Designated Annuitant may be the recipient of certain rights or benefits under this Contract when the Annuitant dies before the Annuitization Date. If a Contingent Designated Annuitant is named in the application, all provisions of the Contract which are based on the death of the Annuitant will be based on the death of the last survivor of the Annuitant and the Contingent Designated Annuitant.

CONTINGENT BENEFICIARY - The Contingent Beneficiary is the person designated to be the Beneficiary if the named Beneficiary is not living at the time of the death of the Annuitant.

CONTINGENT OWNER - A Contingent Owner, succeeds the rights of the
Contract Owner upon the Contract Owner's death before Annuitization.
For Contracts issued in the State of New York, references throughout the prospectus to "Contingent Owner" shall mean "Owner's Beneficiary."

CONTRACT - The Individual Modified Single Premium Deferred Variable Annuity Contract described in this prospectus.

CONTRACT ANNIVERSARY - An anniversary of the Date of Issue of the Contract.

CONTRACT OWNER (OWNER) - The Contract Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Contingent Owner, Annuitant, Contingent Designated Annuitant, Beneficiary, Contingent Beneficiary, Annuity Payment Option, and Annuity Commencement Date. The Contract Owner is the person named on the application, unless changed.

CONTRACT VALUE - The sum of the value of all Variable Account
Accumulation Units attributable to the Contract plus any amount held under the Contract in the Fixed Account.

CONTRACT YEAR - Each year commencing with the Date of Issue, and each Contract Anniversary thereafter shall be a Contract Year.

DATE OF ISSUE - The date shown as the Date of Issue on the Data
Page of the Contract.

DEATH BENEFIT - The benefit payable upon the death of the Annuitant. This benefit does not apply upon the death of the Contract Owner when the Owner and Annuitant are not the same person. If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be as specified in the Annuity Payment Option elected.

DISTRIBUTION - Any payment of part or all of the Contract Value.

FIXED ACCOUNT - The Fixed Account is made up of all assets of the Company other than those in any segregated asset account such as the Variable Account.

FIXED ANNUITY - An annuity providing for payments which are guaranteed by the Company as to dollar amount during the annuity payment period.

HOME OFFICE - The main office of the Company located in Columbus, Ohio.

INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INTEREST RATE GUARANTEE PERIOD - An Interest Rate Guarantee Period is the interval of time in which an interest rate credited to the Fixed Account under the Contract is guaranteed to remain the same. For Purchase Payments into the Fixed Account or transfers from the Variable Account, this period begins upon the date of deposit or transfer and ends at the end of the calendar quarter at least one year from deposit or transfer. At the end of an Interest Rate Guarantee Period, a new interest rate is declared with an Interest Rate Guarantee Period starting at the end of the prior period and ending at the end of the calendar quarter one year later.

JOINT OWNER - The Joint Owner, if any, possesses an undivided interest in the entire Contract, in conjunction with the Owner. IF A JOINT OWNER IS NAMED, REFERENCES TO "CONTRACT OWNER" OR "OWNER" IN THIS PROSPECTUS WILL APPLY TO BOTH THE OWNER AND JOINT OWNER. JOINT OWNERS MUST BE SPOUSES AT THE TIME JOINT OWNERSHIP IS REQUESTED.

MUTUAL FUND (FUND) - The registered management investment company in which the assets of the Sub-Accounts of the Variable Account will be invested.

NON-QUALIFIED CONTRACTS - A Contract which does not qualify for favorable tax treatment under the provisions of Section 401
(Qualified Plans), 408(IRAs) or 403(b) (Tax Sheltered Annuity) of the Code.

PURCHASE PAYMENT - A deposit of new value into the Contract. The term "Purchase Payment" does not include transfers between the Variable Account and Fixed Account, or among the Sub-Accounts.

QUALIFIED CONTRACT (QUALIFIED PLAN) - A Contract (Retirement Plan) which receives favorable tax treatment under the provisions of the Code, including those described in Sections 401 and 403(a).

SUB-ACCOUNTS - Separate and district divisions of the Variable
Account, to which specific Mutual Fund Shares are allocated and for which Accumulation Units and Annuity Units are separately maintained.

TAX SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under Section 403(b) of the Code.

VALUATION DATE - Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is a sufficient degree of trading of the Variable Account's underlying Mutual Fund shares that the current net asset value of its Accumulation Units might be materially affected.

VALUATION PERIOD - The period of time commencing at the close of business of the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT - The Nationwide Variable Account-6, a separate investment account of the Company into which Variable Account
Purchase Payments are allocated. The Variable Account is divided into Sub-Accounts, each of which invests in the shares of a separate Mutual Fund.

VARIABLE ANNUITY - An annuity providing for payments which are not predetermined or guaranteed as to dollar amount and vary in amount with the investment experience of the Variable Account.

                               TABLE OF CONTENTS
GLOSSARY OF SPECIAL TERMS ................................................  2
SUMMARY OF CONTRACT EXPENSES .............................................  5
SYNOPSIS .................................................................  8
NATIONWIDE LIFE INSURANCE COMPANY ........................................  9
THE VARIABLE ACCOUNT .....................................................  9
  Underlying Mutual Fund Options .........................................  9
  Evergreen Variable Trust................................................  9
  Fidelity Variable Insurance Products Fund............................... 10
  Fidelity Variable Insurance Products Fund II ........................... 10
  Nationwide Separate Account Trust ...................................... 11
  Voting Rights .......................................................... 11
VARIABLE ACCOUNT CHARGES, PURCHASE PAYMENTS, AND OTHER DEDUCTIONS ........ 11
  Mortality Risk Charge .................................................. 11
  Expense Risk Charge .................................................... 12
  Contingent Deferred Sales Charge ....................................... 12
  Administration Charge .................................................. 12
  Premium Taxes .......................................................... 12
  Expenses of the Variable Account ....................................... 13
  Investments of the Variable Account .................................... 13
  Right to Revoke ........................................................ 13
  Transfers .............................................................. 13
  Assignment ............................................................. 14
  Loan Privilege ......................................................... 14
  Contingent Owner and Beneficiary Provisions ............................ 15
  Ownership Provisions ................................................... 15
  Substitution of Securities ............................................. 16
  Contract Owner Inquiries ............................................... 16
ANNUITY PAYMENT PERIOD-VARIABLE ACCOUNT .................................. 16
  Value of an Annuity Unit ............................................... 16
  Assumed Investment Rate ................................................ 17
  Frequency And Amount of Annuity Payments ............................... 17
  Annuitization Date ..................................................... 17
  Change in Annuitization Date ........................................... 17
  Change in Form of Annuity .............................................. 17
  Annuity Payment Options ................................................ 17
  Death of Contract Owner ................................................ 18
  Death of Annuitant Prior to the Annuitization Date ..................... 18
  Death Benefit After The Annuitization Date ............................. 19
  Required Distribution for Qualified Plans or Tax Sheltered Annuities ... 19
  Required Distributions for Individual Retirement Annuities ............. 19
  Generation-Skipping Transfers .......................................... 20
GENERAL INFORMATION ...................................................... 20
  Contract Owner Services ................................................ 20
  Statements and Reports ................................................. 21
  Allocation of Purchase Payments and Contract Value ..................... 22
  Value of a Variable Account Accumulation Unit .......................... 22
  Net Investment Factor .................................................. 22
  Valuation of Assets .................................................... 23
  Determining the Contract Value ......................................... 23
  Surrender (Redemption) ................................................. 23
  Surrenders Under a Qualified Plan or Tax Sheltered Annuity Contract .... 23
  Taxes .................................................................. 24
  Non-Qualified Contracts ................................................ 24
  Individual Retirement Annuities ........................................ 25
  Diversification ........................................................ 26
  Charge for Tax Provisions .............................................. 26
  Individual Retirement Annuities, Individual Retirements Accounts
    and Tax Sheltered Annuities .......................................... 26
  Advertising ............................................................ 26
LEGAL PROCEEDINGS ........................................................ 28
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION ................. 28
APPENDIX ................................................................. 29

                          SUMMARY OF CONTRACT EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES

   Maximum Contingent Deferred Sales Charge(1) .................... 7%

              RANGE OF CONTINGENT DEFERRED SALES CHARGE OVER TIME

  Number of Completed Years from    Contingent Deferred Sales Load
     Date of Purchase Payment                  Percentage
               0                                   7%
               1                                   6%
               2                                   5%
               3                                   4%
               4                                   3%
               5                                   2%
               6                                   1%
               7                                   0%

VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average account size)

   Mortality and Expense Risk Charges ....................... 1.25%
   Administration Charge .................................... 0.15%

      Total Variable Account Annual Expenses ................ 1.40%

1 Each Contract Year, the Contract Owner may withdraw without a Contingent Deferred Sales Charge (CDSC): (a) an amount equal to 10% of the total sum of all Purchase Payments made to the Contract at the time of withdrawal, less any Purchase Payments previously withdrawn that were subject to a CDSC or (b) any Distributions required for the Contract to meet minimum Distribution rules for IRA Rollover Contracts. This CDSC free withdrawal privilege is non-cumulative, that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year (see "Contingent Deferred Sales Charge").

UNDERLYING MUTUAL FUND ANNUAL EXPENSES (2)
(as a percentage of underlying Mutual Fund average net assets)

                                                                                       Total
                                                                                       Mutual
                                                         Management       Other        Fund
                                                           Fees         Expenses      Expenses
Evergreen Variable Trust-Evergreen VA Foundation Fund     0.25%(3)      0.75%(3)      1.00%(3)

Evergreen Variable Trust-Evergreen VA Fund                0.25%(3)      0.75%(3)      1.00%(3)

Evergreen Variable Trust-Evergreen  VA Growth  and        0.25%(3)      0.75%(3)      1.00%(3)
Income Fund

Fidelity Variable Insurance Products Fund-High            0.61%         0.10%         0.71%
Income Portfolio

Fidelity Variable Insurance Products Fund-Overseas        0.77%         0.15%         0.92%
Portfolio

Fidelity Variable Insurance  Products Fund II-Asset       0.72%         0.07%         0.79%
Manager Portfolio

Nationwide Separate Account  Trust-Government             0.50%         0.01%         0.51%
Bond Fund

Nationwide Separate Account Trust-Money                   0.50%         0.04%         0.54%
Market Fund


(2) The Mutual Fund expenses shown above are assessed at the underlying Mutual Fund level and are not direct charges against separate account assets or reductions from Contract Values. These underlying Mutual Fund expenses are taken into consideration in computing each underlying Mutual Fund's net asset value, which is the share price used to calculate the Variable Account's unit value.

(3) The Evergreen Variable Trust underlying Mutual Funds have no expense history and therefore expenses have been estimated for the current fiscal year.


                               EXAMPLE

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown below.

                                If you surrender                 If you do not                    If you annuitize
                                your Contract at                surrender your                    your Contract at
                                 the end of the                 Contract at the                    the end of the
                                 applicable time             end of the applicable                applicable time
                                     period                      time  period                         period
--------------------------------------------------------------------------------------------------------------------------
                        1 Yr   3 Yrs   5 Yrs   10 Yrs      1 Yr   3 Yrs   5 Yrs   10 Yrs     1 Yr   3 Yrs   5 Yrs   10 Yrs
--------------------------------------------------------------------------------------------------------------------------
Evergreen Variable       88    122     159     282         25     77      132     282          *    77      132     282
Trust-Evergreen VA
Foundation Fund
--------------------------------------------------------------------------------------------------------------------------
Evergreen Variable       88    122     159     282         25     77      132     282          *    77      132     282
Trust-Evergreen
VA Fund
--------------------------------------------------------------------------------------------------------------------------
Evergreen Variable       88    122     159     282         25     77      132     282          *    77      132     282
Trust-Evergreen
VA Growth
and Income Fund
--------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        85    113     144     251         22     68      117     251          *    68      117     251
Insurance Products
Fund-High Income
Portfolio
--------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        87    120     155     274         24     75      128     274          *    75      128     274
Insurance Products
Fund-Overseas
Portfolio
--------------------------------------------------------------------------------------------------------------------------
Fidelity Variable        86    116     148     260         23     71      121     260          *    71      121     260
Insurance Products
Fund II-Asset
Manager
--------------------------------------------------------------------------------------------------------------------------
Nationwide Separate      83    107     133     230         20     62      106     230          *    62      106     230
Account Trust-
Government
Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Nationwide Separate      83    108     135     233         20     63      108     233          *    63      108     233
Account Trust-Money
Market Fund
--------------------------------------------------------------------------------------------------------------------------

* The Contracts sold under this prospectus do not permit annuitizations during the first two Contract Years.

   The purpose of the Summary of Contract Expenses and Example is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly when investing in the Contract. The expenses of the Nationwide Variable Account-6 as well as those of the underlying Mutual Fund options are reflected in the Example. For more and complete descriptions of the expenses of the Variable Account, see "Variable Account Charges, Purchase Payments, and Other Deductions." For more and complete information regarding expenses paid out of the assets of the underlying Mutual Fund options, see the underlying Mutual Fund's prospectus. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes" provision).


                                  SYNOPSIS

        There are three types of Contracts: (1) Non-Qualified Contracts, (2) Individual Retirement Annuities purchased with contributions rolled over from Qualified Plans, Tax Sheltered Annuities or IRAs, and (3) Tax Sheltered Annuities with contributions rolled over from another Tax Sheltered Annuity Plan.

        The Company does not deduct a sales charge from Purchase Payments made for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions, deduct from the Contract Owner's Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Purchase Payments made within 84 months prior to the date of the request to surrender, or the amount surrendered. This charge, when applicable, is imposed to permit the Company to recover sales expenses which have been advanced by the Company (see "Contingent Deferred Sales Charge" provision).

        The Company will also assess an Administration Charge equal to an annual rate of 0.15% of the daily net asset value of the Variable Account. These charges are to reimburse the Company for administrative expenses related to the issue and maintenance of the Contracts. The Company does not expect to recover from this charge an amount in excess of accumulated administrative expenses (see "Contract Maintenance Charge and Administration Charge" provision).

        The Company deducts a Mortality Risk Charge equal to an annual rate of 0.80% of the daily net asset value of the Variable Account for mortality risk assumed by the Company (see "Mortality Risk Charge" provision).

        The Company deducts an Expense Risk Charge equal to an annual rate of 0.45% of the daily net asset value of the Variable Account as compensation for the Company's risk by undertaking not to increase administrative charges on the Contracts regardless of the actual administrative costs (see "Expense Risk Charge" provision).

        The initial first year Purchase Payment must be at least $15,000 and subsequent Purchase Payments, if any, must be at least $1,000. Subsequent Purchase Payments are not permitted for Contracts purchased in the States of New York, Oregon and Washington. The cumulative total of all Purchase Payments under Contracts issued on the life of any one Annuitant may not exceed $1,000,000 without the prior consent of the Company (see "Allocation of Purchase Payments and Contract Value" provision).

        If the Contract Value at the Annuity Commencement Date is less than $5,000, the Contract Value may be distributed in one lump sum in lieu of annuity payments. If any annuity payment would be less than $50, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $50 (see "Frequency and Amount of Annuity Payments" provision).

        Premium taxes payable to any governmental entity will be charged against the Contracts (see "Premium Taxes" provision). If any such premium taxes are payable at the time Purchase Payments are made, the premium tax deduction will be made from the Contract prior to allocation to an underlying Mutual Fund option.

        To be sure that the Contract Owner is satisfied with the Contract, the Contract Owner has a ten day free look. Within ten days of the day the Contract is received, it may be returned to the Home Office of the Company, at the address shown on page 1 of this prospectus. When the Contract is received by the Company, the Company will void the Contract and refund the Contract Value in full unless otherwise required by state and/or federal law. All Individual Retirement Annuity refunds will be return of Purchase Payments (see "Right to Revoke" provision).

                       NATIONWIDE LIFE INSURANCE COMPANY

        The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43216-6609. The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in all states, the District of Columbia, and Puerto Rico.

                              THE VARIABLE ACCOUNT

        The Variable Account was established by the Company on February 2, 1994, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

        The Variable Account is a separate investment account of the Company and as such, is not chargeable with liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. Obligations under the Contracts, however, are obligations of the Company. Income, gains and losses, whether or not realized, from the assets of the Variable Account are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company.

        Purchase Payments are allocated within the Variable Account among one or more Sub-Accounts made up of shares in the underlying Mutual Fund option(s) designated by the Contract Owner. A separate Sub-Account is established within the Variable Account for each underlying Mutual Fund option that may be designated by the Contract Owner.

UNDERLYING MUTUAL FUND OPTIONS

        Contract Owners may choose from among a number of different Sub-Account options. More detailed information may be found in the current prospectus for each underlying Mutual Fund offered. Such a prospectus for the underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from Nationwide Life Insurance Company by calling 1-800-240-5054, TDD 1-800-238-3035 or writing P.O. Box 182008, Columbus, Ohio
43218-2008.

        The underlying Mutual Fund options may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although the Company does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Mutual Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Contract Owners and those of other companies, or some other reason. In the event of conflict, the Company will take any steps necessary to protect the Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Mutual Fund or Mutual Funds which are involved in the conflict. Contract Owners may choose from among the following underlying Mutual Fund options under the Contracts.

EVERGREEN VARIABLE TRUST

        The Evergreen Variable Trust ("Trust") is an open-end management investment company commonly referred to as a Mutual Fund. The Trust is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its three investment series (the "Funds"). Shares of the Funds are sold to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Evergreen Asset Management Corp. (the "Adviser"), a wholly-owned subsidiary of First Union Corporation, serves as investment adviser to the Funds.

EVERGREEN VA FOUNDATION FUND

        Investment Objective: Seeks, in order of priority, reasonable income, conservation of capital and capital appreciation by investing principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Adviser have potential for capital enhancement. The Fund may also invest up to 25% of its assets in foreign securities.

While income will be a factor in the selection of equity securities, the Adviser will attempt to identify securities that offer potential for long term capital appreciation, but that do not exhibit any speculative characteristics.

EVERGREEN VA FUND

        Investment Objective: Seeks to achieve capital appreciation by primarily investing in common stock and securities convertible into or exchangeable for common stock of little-known or relatively small companies, or companies undergoing changes which the Adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.

EVERGREEN VA GROWTH AND INCOME FUND

        Investment Objective: Seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing primarily in common stock and securities convertible into or exchangeable for common stock of companies which are undervalued in the market place relative to those companies' assets, breakup value, earnings, or potential growth earnings. These companies are often found among those which have had a record of financial success but are currently in disfavor in the market place for reasons the Adviser perceives as temporary or erroneous. The Fund may invest up to 25% of its assets in foreign securities, as well as invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds." There can be no assurance that the Fund's investment objective will be achieved.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

        The fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. The fund shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company is the fund's manager.

        HIGH INCOME PORTFOLIO

        Investment Objective: Seeks to obtain a high level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. The Portfolio manager will seek high current income normally by investing the Portfolio's assets as follows:

        - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

        - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of unit combining fixed-income and equity securities.

        Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase power-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

        OVERSEAS PORTFOLIO

        Investment Objective: To seek long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

        The Variable Insurance Products Fund II is an open-end, diversified, management investment company organized as Massachusetts business trust on March 21, 1988. The fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company is the fund's manager.

        ASSET MANAGER PORTFOLIO

        Investment Objective: To seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

NATIONWIDE SEPARATE ACCOUNT TRUST

        Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company created under the laws of Massachusetts. The Trust offers shares in the separate Mutual Funds listed below, each with its own investment objectives. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies or variable annuity contracts issued by life insurance companies. The assets of the Trust are managed by Nationwide Financial Services, Inc. of One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.

        GOVERNMENT BOND FUND

        Investment Objective: To provide as high a level of income as is consistent with the preservation of capital. It seeks to achieve its objective by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

        MONEY MARKET FUND

        Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

VOTING RIGHTS

        Voting rights under the Contracts apply ONLY with respect to Purchase Payments or accumulated amounts allocated to the Variable Account.

        In accordance with its view of present applicable law, the Company will vote the shares of the underlying Mutual Fund options held in the Variable Account at regular and special meetings of the shareholders of the underlying Mutual Fund options in accordance with instructions received from persons whose Contract Value is measured by units in the Variable Account. However, if the Investment Company Act of 1940 or any Regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the underlying Mutual Funds in its own right, it may elect to do so.

        The person having the voting interest under a Contract shall be the Contract Owner. The number of shares held in the Variable Account which is attributable to each Contract Owner is determined by dividing the Contract Owner's interest in the Variable Account by the net asset value of the applicable share of the underlying Mutual Funds.

        The number of shares held in the Variable Account which are attributable to each Contract is determined by dividing the reserve for such Contract by the net asset value of one share.

        The number of shares which a person has the right to vote will be determined as of the date to be chosen by the Company not more than 90 days prior to the meeting of the underlying Mutual Funds and voting instructions will be solicited by written communication at least 21 days prior to such meeting.

        Underlying Mutual Fund shares held in the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Contracts participating in the Variable Account.

        Each person having the voting interest in the Variable Account will receive periodic reports relating to the underlying Mutual Fund, proxy material and a form with which to give such voting instructions with respect to the proportion of the underlying Mutual Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

       VARIABLE ACCOUNT CHARGES, PURCHASE PAYMENTS, AND OTHER DEDUCTIONS

MORTALITY RISK CHARGE

        The Company assumes a "mortality risk" that variable annuity payments will not be affected by the death rates of persons receiving such payments or of the general population by virtue of annuity rates incorporated in the Contract which cannot be changed.

        For assuming this mortality risk, the Company deducts a Mortality Risk Charge from the Variable Account. This amount is computed on a daily basis and is equal to an annual rate of 0.80% of the daily net asset value of the Variable Account. The Company expects to generate a profit through assessing this charge.

EXPENSE RISK CHARGE

        The Company will not increase charges for administration of the Contracts regardless of its actual expenses. For assuming this expense risk, the Company deducts an Expense Risk Charge from the Variable Account. This amount is computed on a daily basis and is equal to an annual rate of 0.45% of the daily net asset value of the Variable Account. The Company expects to generate a profit through assessing this charge.

CONTINGENT DEFERRED SALES CHARGE

        No deduction for a sales charge is made from the Purchase Payments for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions, deduct from the Contract Owner's Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Purchase Payments made within 84 months prior to the date of the request to surrender, or the amount surrendered. The Contingent Deferred Sales Charge, when it is applicable, will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature and other promotional activity. The Company attempts to recover its Distribution costs relating to the sale of the Contracts from the Contingent Deferred Sales Charge. Any shortfall will be made up from the General Account of the Company, which may indirectly include portions of the Mortality and Expense Risk Charges, since the Company expects to generate a profit from these charges. Gross Distribution Allowances which may be paid on the sale of these Contracts are not more than 6.25% of Purchase Payments.

        If part or all of the Contract Value is surrendered, a Contingent Deferred Sales Charge will be made by the Company. For purposes of the Contingent Deferred Sales Charge, surrenders under a Contract come first from the Purchase Payments which have been on deposit under the Contract for the longest time period (for tax purposes, a surrender is treated as a withdrawal of earnings first). This charge will apply in the amounts set forth below to Purchase Payments within the time periods set forth.

The Contingent Deferred Sales Charge applies to Purchase Payments as follows:

               NUMBER OF COMPLETED             CONTINGENT DEFERRED
                YEARS FROM DATE OF                 SALES CHARGE
                PURCHASE PAYMENT                   PERCENTAGE
                        0                             7%
                        1                             6%
                        2                             5%
                        3                             4%
                        4                             3%
                        5                             2%
                        6                             1%
                        7                             0%


        Each Contract Year, the Contract Owner may withdraw without a Contingent Deferred Sales Charge (CDSC): (1) an amount equal to 10% of the total sum of all Purchase Payments made to the Contract at the time of withdrawal, less any Purchase Payments previously withdrawn that were subject to a CDSC or (2) any Distributions required to meet minimum Distribution rules. This CDSC-free withdrawal privilege is non-cumulative, that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract year.

        A CDSC will not be assessed against the withdrawal of any: (1) Purchase Payments which have been held under the Contract for at least 7 years; (2) earnings attributable to Purchase Payments made to the Contract, (3) Death Benefit payments made upon the death of the Annuitant prior to the Annuitization Date; (4) amounts applied to an Annuity Payment Option after two years from the Date of Issue; or (5) amounts transferred among the Sub-Accounts or from the Fixed Account to the Variable Account or vice versa.

ADMINISTRATION CHARGE

        The Company assesses an Administration Charge equal on an annual basis to 0.15% of the daily net asset value of the Variable Account. This charge is designed to reimburse the Company for administrative expenses the Company will monitor this charge to ensure that it does not exceed annual administration expenses.

PREMIUM TAXES

        The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon Purchase Payments received by the Company. To the best of the

Company's present knowledge, premium taxes currently imposed by certain jurisdictions range from 0% to 3.5%. This range is subject to change. The method used to recoup premium tax expense will be determined by the Company at its sole discretion and in compliance with applicable state law. The Company currently deducts such charges from a Contract Owner's Contract Value either:
(1) at the time the Contract is surrendered, (2) at Annuitization, or (3) at such earlier date as the Company may be subject to such taxes.

EXPENSES OF THE VARIABLE ACCOUNT

        The Variable Account is responsible for the following types of expenses: (1) administration expenses relating to the issuance and maintenance of the Contracts; (2) mortality risk expense of guaranteeing the annuity purchase rates at issue for the life of the Contracts; and (3) expense risk associated with guaranteeing that the Mortality Risk, Expense Risk, Contract Maintenance and Administration Charges described in this prospectus will not change regardless of actual expenses. If these charges are insufficient to cover these expenses, the loss will be borne by the Company.

        Deduction from and expenses paid out of the assets of the underlying Mutual Funds are described in each of the underlying Mutual Funds' prospectuses.

INVESTMENTS OF THE VARIABLE ACCOUNT

        At the time of purchase each Contract Owner elects to have Purchase Payments attributable to his or her participation in the Variable Account allocated among one or more of the Sub-Accounts which consist of shares in the underlying Mutual Funds. Shares of the respective underlying Mutual Funds specified by the Contract Owner are purchased at net asset value for the respective Sub-Account(s) and converted into Accumulation Units. At the time of application, the Contract Owner designates the underlying Mutual Funds to which he or she desires to have Purchase Payments attributable to his or her Contract allocated. Such election is subject to any minimum Purchase Payment limitations which may be imposed by the underlying Mutual Funds designated.
The election as to allocation of Purchase Payments or as to transfers of the Contract Value from one Sub-Account to another may be changed by the Contract Owner pursuant to such terms and conditions applicable to such transactions as may be imposed by each of the underlying Mutual Funds, in addition to those set forth in the Contracts.

RIGHT TO REVOKE

        The Contract Owner may revoke the Contract at any time between the date of application and the date 10 days after receipt of the Contract and receive a refund of the Contract Value unless otherwise required by state and/or federal law. All Individual Retirement Annuity refunds will be a return of Purchase Payments. In order to revoke the Contract if it has been received, it must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this prospectus. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract if it has not been received, written notice must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this prospectus.

        The liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation. Any additional amounts refunded to the Contract Owner will be paid by the Company.

TRANSFERS

        The Company currently allows transfers of up to 100% of the Contract Value from the Variable Account to the Fixed Account without penalty or adjustment. However, the Company reserves the right to restrict transfers from the Variable Account to the Fixed Account to 25% of Contract Value for any 12 month period. All amounts transferred to the Fixed Account must remain on deposit in the Fixed Account until the expiration of the current Interest Rate Guarantee Period. In addition, transfers from the Fixed Account may not be made prior to the end of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period expires on the final day of a calendar quarter during which the one year anniversary of the allocation to the Fixed Account occurs. Transfers must also be made prior to the Annuitization Date. The Owner's value in each Sub-Account will be determined as of the date the transfer request is received in the Home Office in good order. The Company reserves the right to refuse transfers of Purchase Payments into the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

        The Owner may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account. The amount that may be transferred from the Fixed Account to the Variable Account will be determined by the Company, at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing and will be declared upon the expiration date of the then current Interest Rate Guarantee Period. Transfers from the Fixed Account must be made within 45 days after the expiration date of the guarantee period. Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging" provision) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

        Transfers among the Sub-Accounts may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without Owners having to elect this privilege. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record. The Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Contract Owner. The Company may withdraw the telephone exchange privilege upon 30 days' written notice to the Contract Owners.

ASSIGNMENT

        Where permitted, the Contract Owner may assign the Contract at any time during the lifetime of the Annuitant and prior to the Annuitization Date. Such assignment will take effect upon receipt by the Company of a written notice thereof executed by the Contract Owner. The Company assumes no responsibility for the validity or sufficiency of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before recording of the assignment.

        Any portion of the Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. All rights in this Contract are personal to the Contract Owner and may not be assigned without written consent of the Company. Individual Retirement Annuities, Individual Retirement Accounts and Tax Sheltered Annuities are not eligible for assignment.

LOAN PRIVILEGE

        Prior to the Annuitization Date, the Owner of a Qualified Contract or Tax Sheltered Annuity may receive a loan from the Contract Value, subject to the terms of the Contract, the Plan, and the Code, which impose restrictions on loans.

        Loans from Qualified Contracts or Tax Sheltered Annuities are available beginning 30 days after the Date of Issue. The Contract Owner may borrow a minimum of $1,000. In non-ERISA plans, for Contract Values up to $20,000, the maximum loan balance which may be outstanding at any time is 80% of the Contract Value, but not more than $10,000. If the Contract Value is $20,000 or more, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. For ERISA plans, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. The $50,000 limit will be reduced by the highest loan balance owed during the prior one-year period. Additional loans are subject to the contract minimum amount. The aggregate of all loans may not exceed the Contract Value limitations stated above.

        For salary reduction Tax Sheltered Annuities, loans may only be secured by the Contract Value. For loans from Qualified Contracts and other Tax Sheltered Annuities, the Company reserves the right to limit a loan to 50% of the Contract Value subject to the acceptance by the Contract Owner of the Company's loan agreement. Where permitted, the Company may require other named collateral where the loan from a Contract exceeds 50% of the Contract Value.

        All loans are made from a collateral fixed account. An amount equal to the principal amount of the loan will be transferred to the collateral fixed account. Unless instructed to the contrary by the Contract Owner, the Company will first transfer to the collateral fixed account the Variable Account units from the Contract Owner's investment options in proportion to the assets in each option until the required balance is reached or all such variable units are exhausted. The remaining required collateral will next be transferred from the Fixed Account. No withdrawal charges are deducted at the time of the loan, or on the transfer from the Variable Account to the collateral fixed account.

        Until the loan has been repaid in full, that portion of the collateral fixed account equal to the outstanding loan balance shall be credited with interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. However, the interest rate credited to the collateral fixed account will never be less than 3.0%. Specific loan terms are disclosed at the time of loan application or loan issuance.

        Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner must be repaid within 15 years. During the loan term, the outstanding balance of the loan will continue to earn interest at an annual rate as specified in the loan agreement. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Loan repayments will be allocated between the Fixed and Variable Accounts in the same proportion as when the loan was made.

        If the Contract is surrendered while the loan is outstanding, the surrender value will be reduced by the amount of the loan outstanding plus accrued interest. If the Contract Owner/Annuitant dies while the loan is outstanding, the Death Benefit will be reduced by the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

        If a loan payment is not made when due, interest will continue to accrue. The defaulted payment plus accrued interest will be deducted from any future Distribution under the Contract and paid to the Company. Any loan payment which is not made when due, plus interest will be treated as a Distribution, as permitted by law, may be taxable to the borrower, and may be subject to the early withdrawal tax penalty.

        Loans may also be limited or controlled by the provisions of the employer's plan.

        Loan repayments must be identified as such or else they will be treated as Purchase Payments, and will not be used to reduce the outstanding loan principal or interest due. The Company reserves the right to modify the term or procedures of the loan in the event of a change in the laws or regulations relating to the treatment of loans. The Company also reserves the right to assess a loan processing fee. Individual Retirement Annuities, SEP-IRA and Non-Qualified Contracts are not eligible for loans.

CONTINGENT OWNER AND BENEFICIARY PROVISIONS

        The Contingent Owner is the person or persons who may receive certain benefits under the Contract in the event the Contract Owner dies before the Annuitization Date. If more than one Contingent Owner survives the Contract Owner, each will share equally unless otherwise specified in the Contingent Owner designation. If a Contingent Owner is not named or predeceases the Contract Owner, all rights and interest of the Contingent Owner will vest in the Contract Owner's estate. Subject to the terms of any existing assignment, the Contract Owner may change the Contingent Owner from time to time prior to the Annuitization Date, by written notice to the Company. The change, upon receipt and recording by the Company at its Home Office, will take effect as of the time the written notice was signed, whether or not the Contract Owner is living at the time or recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

        The Beneficiary is the person or person who may receive certain benefits under the Contract in the event the Annuitant dies prior to the Annuitization Date. If more than one Beneficiary survives the Annuitant, each will share equally unless otherwise specified in the Beneficiary designation. If no Beneficiary survives the Annuitant, all rights and interest of the Beneficiary shall vest in the Contingent Beneficiary, and if more than one Contingent Beneficiary survives, each will share equally unless otherwise specified in the Contingent Beneficiary designation. If a Contingent Beneficiary is not named or predeceases the Annuitant, all rights and interest of the Contingent Beneficiary will vest with the Contract Owner or the Contract Owner's estate. Subject to the terms of any existing assignment, the Contract Owner may change the Beneficiary or Contingent Beneficiary from time to time during the lifetime of the Annuitant, by written notice to the Company. The change, upon receipt by the Company at its Home Office, will take effect as of the time the written notice was signed, whether or not the Annuitant is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

OWNERSHIP PROVISIONS

        Unless otherwise provided, the Contract Owner has all rights under the Contract. IF THE PURCHASER NAMES SOMEONE OTHER THAN HIMSELF OR HERSELF AS OWNER, THE PURCHASER WILL HAVE NO RIGHTS UNDER THE CONTRACT. If a Joint Owner is named, the Joint Owner will possess an undivided interest in the Contract. Prior to the Annuitization Date, a surviving Joint Owner shall retain sole rights in the Contract upon the other Joint Owner's death. Unless otherwise provided, when Joint Owner(s) are named, the exercise of any ownership right in the Contract (including the right to surrender or partially surrender the

Contract, to change the Contract Owner, Contingent Owner, Designated Annuitant, Contingent Designated Annuitant, Beneficiary, Contingent Beneficiary, Annuity Payment Option and Annuitization Date) shall require a written indication of an intent to exercise that right, which must be signed by both Contract Owners. Joint Owners must be spouses at the time joint ownership is requested.

        If a Contract Owner dies prior to the Annuitization Date and the Contract Owner and the Annuitant are not the same person, Contract ownership will be determined in accordance with the "Death of Contract Owner" provision. If the Annuitant (regardless of whether the Annuitant is also the Contract Owner) dies prior to the Annuitization Date, ownership will be determined in accordance with the "Death of Annuitant Prior to the Annuitization Date" provision. On and after the Annuitization Date, the Contract Owner is the Annuitant.

        Prior to the Annuitization Date, the Contract Owner may name a new Contract Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see "Taxes"). Any Change of Contract Owner will automatically revoke any prior Contract Owner designation. Any request for change of Contract Owner must be (1) made by proper written application, (2) received and recorded by the Company at its Home Office, and (3) may include a signature guarantee as specified in the "Surrender" provision. The change will become effective as of the date the written request is signed. A new choice of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received and recorded.

        The Contract Owner may request a change in the Annuitant or Contingent Designated Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to the Company and must be signed by the Contract Owner and the person to be named as Annuitant or Contingent Designated Annuitant. Any such change is subject to underwriting and approval by the Company.

SUBSTITUTION OF SECURITIES

        If the shares of the underlying Mutual Funds described in this prospectus should no longer be available for investment by the Variable Account or if in the judgment of the Company's management further investment in such underlying Mutual Fund shares should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another underlying Mutual Fund for underlying Mutual Fund shares already purchased or to be purchased in the future by Purchase Payments under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it may impose.

CONTRACT OWNER INQUIRIES

        Contract Owner inquiries may be directed to Nationwide Life Insurance Company by writing P.O. Box 182008, Columbus, Ohio 43218-2008, or calling 1-800-240-5054, TDD 1-800-238-3035.

                    ANNUITY PAYMENT PERIOD-VARIABLE ACCOUNT

        At the Annuitization Date the Variable Account Contract Value is applied to the Annuity Payment Option elected in accordance with the Annuity Table in the Contract.

        Subsequent Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The dollar amount of the first annuity payment determined as above is divided by the value of an Annuity Unit as of the Annuitization Date to establish the number of Annuity Units representing each monthly annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent payments is not predetermined and may change from month to month. The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value for the Valuation Period in which the payment is due. The Company guarantees that the dollar amount of each payment after the first will not be affected by variations in mortality experience from mortality assumptions used to determine the first payment.

VALUE OF AN ANNUITY UNIT

        The value of an Annuity Unit was arbitrarily set initially at $10 when the first underlying Mutual Fund shares were purchased. The value of an Annuity Unit for a Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum built into the Annuity Tables contained in the Contracts (see "Net Investment Factor" provision).

ASSUMED INVESTMENT RATE

        A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment rate is at the annual rate of 3.5%, the annuity payments will be level.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

        Annuity payments will be paid as monthly installments. However, if the net amount available to apply under any Annuity Payment Option is less than $5,000, the Company shall have the right to pay such amount in one lump sum in lieu of the payments otherwise provided for. In addition, if the payments provided for would be or become less than $50, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $50.

ANNUITY COMMENCEMENT DATE

        The Contract Owner selects an Annuity Commencement Date at the time of application. Such date must be the first day of a calendar month and must be at least 2 years after the Date of Issue. In the event the Contract is issued subject to the terms of a Tax Sheltered Annuity Plan, Annuitization may occur during the first two years subject to approval by the Company.

CHANGE IN ANNUITY COMMENCEMENT DATE

        The Contract Owner may, upon prior written notice to the Company, change the Annuity Commencement Date. The date to which such a change may be made shall be the first day of a calendar month.

        If the Contract Owner requests in writing (see "Ownership Provisions"), and the Company approves the request, the Annuity Commencement Date may be deferred. The amount of the Death Benefit will be limited to the Contract Value if the Annuity Commencement Date is postponed beyond the first day of the calendar month after the Annuitant's 86th birthday.

CHANGE IN FORM OF ANNUITY

        The Contract Owner may, upon prior written notice to the Company, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options.

ANNUITY PAYMENT OPTIONS

        Any of the following Annuity Payment Options may be elected:

        Option 1- Life Annuity- An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. IT WOULD BE POSSIBLE UNDER THIS OPTION FOR ONLY ONE ANNUITY PAYMENT TO BE MADE IF THE ANNUITANT DIED BEFORE THE SECOND ANNUITY PAYMENT DATE, TWO ANNUITY PAYMENTS IF HE OR SHE DIED BEFORE THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

        Option 2- Joint and Last Survivor Annuity- An annuity payable monthly during the joint lifetime of the Annuitant and designated second person and continuing thereafter during the lifetime of the survivor. AS IS THE CASE UNDER OPTION 1 ABOVE, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

        Option 3- Life Annuity With 120 or 240 Monthly Payments Guaranteed- An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if at the death of the Annuitant payments have been made for fewer than 120 or 240 months, as selected payments will be made as follows:

        (1) If the Annuitant is the payee, any guaranteed annuity payments will be continued during the remainder of the selected period to such recipient as chosen by the Annuitant at the time the Annuity Payment Option was selected. In the alternative, the recipient may, at any time, elect to have the present value of the guaranteed number of annuity payments remaining paid in a lump sum as specified in section (2) below.

        (2) If someone other than the Annuitant is the payee, the present value, computed as of the date on which notice of death is received by the Company at its Home Office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which the deceased would have been entitled had he or she not died, computed at the Assumed Investment Rate effective in determining the Annuity Tables, shall be paid in a lump sum.

        Some of the stated Annuity Options may not be available in all states. The Owner may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If such a request is approved by the Company, it will be permitted under the Contract.

        If the Owner of a Non-Qualified Contract fails to elect an Annuity Payment Option, the Contract Value will continue to accumulate. Individual Retirement Annuities are subject to the minimum Distribution requirements set forth in the Plan, Contract, or Code.

DEATH OF CONTRACT OWNER

        If the Contract Owner and the Annuitant are not the same person and the Contract Owner dies prior to the Annuitization Date, then the Joint Owner, if any, becomes the new Contract Owner. If no Joint Owner is named (or if the Joint Owner predeceases the Contract Owner), then the Contingent Owner becomes the new Contract Owner. Unless the new Contract Owner is the prior Contract Owner's spouse, the entire interest in the Contract, less applicable deductions (which may include a Contingent Deferred Sales Charge), must be distributed within five years of the prior Contract Owner's death. The new Contract Owner may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the prior Contract Owner's death. If the new Contract Owner is the spouse of the prior Contract Owner, then the Contract may be continued without any required Distribution.

        If the Annuitant (regardless of whether the Annuitant is also the Contract Owner) dies prior to the Annuitization Date, a Death Benefit will be payable in accordance with the "Death of Annuitant Prior to the Annuitization Date" provision below, provided however, that all Distributions made as a result of the death of the Contract Owner shall be made within the time limits set forth above.

        Individual Retirement Annuities or Tax Sheltered Annuities will be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Contract Owner.

DEATH OF ANNUITANT PRIOR TO THE ANNUITIZATION DATE

        If the Annuitant dies prior to the Annuitization Date, a Death Benefit is payable unless the Contract Owner has also named a Contingent Annuitant, in which case the Death Benefit is payable upon the death of the last survivor of the Annuitant and Contingent Annuitant. The Death Benefit is payable to the Beneficiary. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit is payable to the Contingent Beneficiary.
If no Contingent Beneficiary is named (or if the Contingent Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to Contract Owner or the Contract Owner's estate.

        The value of the Death Benefit will be determined as of the Valuation Date coincident with or next following the date the Company receives in writing both (1) due proof of the Annuitant's death and (2) an election for either (a) a single sum payment or (b) an Annuity Payment Option (3) and any form required by state insurance laws. If a single sum payment is requested, payment will be made in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, election must be made by the Beneficiary during the 90-day period commencing with the date written notice is received by the Company. If no election has been made by the end of such 90-day period commencing with the date written notice is received by the Company, the Death Benefit will be paid in a single sum payment. If the Annuitant dies prior to his or her 86th birthday, the value of the Death Benefit will be the greater of (1) the sum of all Purchase Payments made to the Contract less any amounts surrendered, (2) the Contract Value, or (3) the Contract Value as of the most recent five-year Contract Anniversary, less any amounts surrendered since the most recent five-year Contract Anniversary. If the Annuitant dies on or after his or her 86th birthday, then the Death Benefit will be equal to the Contract Value.

        If the Contract Owner is not a natural person, the death of the Annuitant (or a change of the Annuitant) will be treated like a death of the Contract Owner and will result in a Distribution pursuant to the first paragraph in the "Death of Contract Owner" provision, regardless of whether a Contingent Annuitant has also been named. If the Contract Owner is not an individual, the death of the Annuitant (or change in the Annuitant); regardless of whether a Contingent Annuitant has been named, will be treated like a death of the Contract Owner for purposes of the "Death of Contract Owner" provision, and will result in a Distribution of either:

        (a) the Death Benefit described in this provision (if there is no Contingent Annuitant and Annuitant has died), or in all other cases

        (b) a Distribution to the Contract Owner if the Annuitant has been changed,

provided that any such Distribution must be made within the time period specified in the "Death of Contract Owner" provision.

DEATH BENEFIT AFTER THE ANNUITIZATION DATE

        If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be as specified in the Annuity Payment Option elected.

REQUIRED DISTRIBUTION FOR TAX SHELTERED ANNUITIES

        The entire interest of an Annuitant under a Tax Sheltered Annuity Contract will be distributed in a manner consistent with the Minimum Distribution and Incidental Benefit (MDIB) provisions of Section 401(a)(9) of the Code and regulations thereunder, as applicable, and will be paid, notwithstanding anything else contained herein, to the Contract Owner/Annuitant under the Annuity Payments Option selected, over a period not exceeding:

A. the life of the Owner/Annuitant or the lives of the Contract Owner/Annuitant and the Contract Owner/Annuitant's designated Beneficiary; or

B. a period not extending beyond the life expectancy of the Contract Owner/Annuitant or the life expectancy of the Contract Owner/Annuitant and the Contract Owner/Annuitant's designated Beneficiary.

        If the Contract Owner/Annuitant's entire interest is to be distributed in equal or substantially equal payments over a period described in A or B, such payments will commence not later than the first day of April following the calendar year in which the Contract Owner/Annuitant attains age 70-1/2 (the Required Beginning Date). In the case of a governmental plan or church plan (as defined in Code Section 89(I)(4)), the Required Beginning Date will be the later of the dates determined under the preceding sentence or April 1 of the calendar year following the calendar year in which the Annuitant retires.

        If the Owner dies prior to the commencement of his or her Distribution, the interest in the Contract or Tax Sheltered Annuity must be distributed by December 31 of the fifth anniversary of his or her death unless:

(a) In the case of a Tax Sheltered Annuity, the Owner names his or her surviving spouse as the Beneficiary and such spouse elects to:

        (i) treat the annuity as a Tax Sheltered Annuity established for his or her benefit; or

        (ii) receive Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Owner would have attained age 70-1/2; or

(b) In the case of a Tax Sheltered Annuity, the Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Contract Owner dies.

        If the Contract Owner dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death.

        Payments commencing on the Required Beginning Date will not be less than the lesser of the quotient obtained by dividing the entire interest of the Contract Owner/Annuitant by the life expectancy of the Contract Owner/Annuitant, or the joint and last survivor expectancy of the Contract Owner/Annuitant and the Contract Owner/Annuitant's designated Beneficiary (whichever is applicable under the applicable Minimum Distribution or MDIB provisions). Life expectancy and joint and last survivor expectancy are computed by the use of return multiples contained in Section 1.72-9 of the Treasury Regulations.

REQUIRED DISTRIBUTIONS FOR INDIVIDUAL RETIREMENT ANNUITIES

        Distribution from an Individual Retirement Annuity must begin not later than April 1 of the calendar year following the calendar year in which you attain age 70-1/2. Distribution may be accepted in a lump sum or in nearly equal payments over: (a) the Contract Owner's life or the lives of the Contract Owner and his or her spouse or designated Beneficiary, or (b) a period not extending beyond the Contract Owner's life expectancy or the life expectancy of the Contract Owner and the Contract Owner's spouse or designated Beneficiary.

        If the Owner dies prior to the commencement of his or her Distribution, the interest in the Individual Retirement Annuity must be distributed by December 31 of the fifth anniversary of his or her death unless:

(a) The Contract Owner names his or her surviving spouse as the beneficiary and such spouse elects to:

        (i) treat the annuity as an Individual Retirement Annuity established for his or her benefit; or

        (ii) receive Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Owner would have attained age 70-1/2; or

(b) The Contract Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Contract Owner dies.

        If the Contract Owner dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death, except to the extent that a surviving spouse beneficiary may elect to treat the Contract as his or her own, in the same manner as is described in Section (a)(i) of this provision.

        If the amounts distributed do not satisfy the Distribution rules mentioned above, a penalty tax of 50% is levied on the amount that should have been distributed for that year.

        A pro-rata portion of all Distributions will be included in the gross income of the person receiving the Distribution and taxed at ordinary income tax rates. The portion of the Distribution which is taxable is based on the ratio between the amount by which non-deductible Purchase Payments exceed prior non-taxable Distributions and total account balances at the time of the Distribution. The Contract Owner must annually report the amount of non-deductible Purchase Payments, the amount of any Distribution, the amount by which non-deductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance of all Individual Retirement Annuities.

        Individual Retirement Annuity Distributions will not receive the benefit of the tax treatment of a lump sum Distribution from a Qualified Plan. If the Contract Owner dies prior to the time Distribution of his or her interest in the annuity is completed, the balance will also be included in his or her gross estate.

GENERATION-SKIPPING TRANSFERS

        The Company may be required to determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax the Company is required to pay by Section 2603 of the Code.

        A direct skip may occur when property is transferred to or a benefit is paid to an individual two or more generations younger than the Contract Owner.

                              GENERAL INFORMATION

CONTRACT OWNER SERVICES

        ASSET REBALANCING-The Contract Owner may direct the automatic reallocation of contract values to the underlying Mutual Fund options on a predetermined percentage basis every three months. If the last day of the three month period falls on a Saturday, Sunday, recognized holiday or any other day when the New York Stock Exchange is closed, the Asset Rebalancing exchange will occur on the last business day before that day. Asset Rebalancing will not affect future allocations of Purchase Payments. An Asset Rebalancing request must be in writing on a form provided by the Company.

Contracts issued to a Qualified Plan or a Tax Sheltered Annuity Plan as defined by the Code may have superseding plan restrictions with regard to the frequency of fund exchanges and underlying Mutual Fund options. The Contract Owner may want to contact a financial adviser in order to discuss a specific contract.

The Company reserves the right to discontinue offering Asset
Rebalancing upon 30 days' written notice to the Contract Owners, however, any such discontinuation would not affect Asset Rebalancing programs which have already commenced. The Company also reserves the right to assess a processing fee for this service.

        DOLLAR COST AVERAGING-The Contract Owner may direct the Company to make automatic transfers from the Money Market Sub-Account or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis. This service is intended to allow the Contract Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss in a declining market. To qualify for Dollar Cost Averaging, there must be a minimum total Contract Value of $15,000. Transfers for purposes of Dollar Cost Averaging can only be made from the Money Market Sub-Account or the Fixed Account. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar
Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers" provision.) A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the Money Market Sub-Account or the Fixed Account will be processed monthly until either the value in the Money Market Sub-Account or the Fixed Account is completely depleted or the Contract Owner instructs the Company in writing to cancel the monthly transfers.

        The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice to Contract Owners, however, any such discontinuation would not affect Dollar Cost Averaging programs already commenced. The Company also reserves the right to assess a processing fee for this service.

        SYSTEMATIC WITHDRAWALS-A Contract Owner may elect in writing on a form provided by the Company to take Systematic Withdrawals by surrendering a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. The Company will process the withdrawals as directed by surrendering on a pro-rata basis Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest, and the Fixed
Account. A Contingent Deferred Sales Charge may apply to Systematic Withdrawals in accordance with the considerations set forth in the "Contingent Deferred Sales Charge" provision. Each Systematic Withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on Systematic Withdrawals if the Contract Owner is under age 59-1/2. If directed by the Contract Owner, the Company will withhold federal income taxes from each Systematic Withdrawal. The Contract Owner may discontinue Systematic Withdrawals at any time by notifying the Company in writing.

        If the Contract Owner withdraws amounts pursuant to a Systematic Withdrawal program, then the Contract Owner may withdraw each Contract Year without a CDSC an amount up to the greater of (a) 10% of the total sum of all Purchase Payments made to the Contract at the time of withdrawal, less any Purchase Payments previously withdrawn that were subject to a CDSC, or (b) the specified percentage of the Contract Value based on the Contract Owner's age, as shown in the following table:

                      CONTRACT OWNER'S                  PERCENTAGE OF
                      ----------------                  -------------
                            AGE                        CONTRACT VALUE
                            ---                        --------------
                        Under 59-1/2                          5%

                      59-1/2 to 70-1/2                        7%

                        70-1/2 to 75                          9%

                        75 and Over                          13%

        If the total amounts withdrawn in any Contract Year exceed the CDSC-free amount as calculated under the Systematic Withdrawal method described above, then such total withdrawn amounts will be eligible only for the 10% of Purchase Payment CDSC-free withdrawal privilege described in the "Contingent Deferred Sales Charge" section, and the total amount of CDSC charged during the Contract year will be determined in accordance with that provision.

        The Contract Value and the Contract Owner's age for purposes of applying the CDSC-free withdrawal percentage described above are determined as of the date the request for a Systematic Withdrawal program is received and recorded by the Company at its Home Office. (In the case of Joint Owners, the older Owner's age will be used.) The Contract Owner may elect to take such CDSC-free amounts only once each Contract Year. Furthermore, this CDSC-free withdrawal privilege for Systematic Withdrawals is non-cumulative, that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

        Systematic Withdrawals are not available prior to the expiration of the ten day free look provision of the Contract. The Company also reserves the right to assess a processing fee for this service.

STATEMENTS AND REPORTS

        The Company will mail to Contract Owners, at their last known address of record, any statements and reports required by applicable law or regulation. Contract Owners should therefore give the Company prompt notice of any address change. The Company will send a confirmation statement to Contract Owners each time a transaction is made affecting the Owners' Variable Account Contract Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program) or salary reduction arrangement, the Contract Owner may receive confirmation of such transactions in their quarterly statements. The Contract Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Owner's Contract. The Company will assume all transactions are accurate unless the Contract Owner notifies the Company otherwise within 30 days after receipt of the statement. The Company will also send to Contract Owners each year an annual report and a semi-annual report containing financial statements for the Variable Account, as of December 31 and June 30, respectively.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

        Purchase Payments are allocated to one or more Sub-Accounts within the Variable Account in accordance with the designation of the underlying Mutual Funds by the Contract Owner, and converted into Accumulation Units.

        The initial first year Purchase Payment must be at least $15,000. Subsequent Purchase Payments, if any, must be at least $1,000. Subsequent Purchase Payments are not permitted in the states of New York, Oregon and Washington. The cumulative total of all Purchase Payments under Contracts issued on the life of any one Annuitant may not exceed $1,000,000 without prior consent of the Company.

        The initial Purchase Payment allocated to designated Sub-Accounts of the Variable Account will be priced not later than 2 business days after receipt of an order to purchase, if the application and all information necessary for processing the purchase order are complete upon receipt by the Company, and the Company may retain the Purchase Payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be made complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the prospective purchaser specifically consents to the Company retaining the Purchase Payment until the application is made complete. Thereafter, the Purchase Payment will be priced within 2 business days.

        Purchase Payments will not be priced on the following nationally recognized holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

VALUE OF A VARIABLE ACCOUNT ACCUMULATION UNIT

        The value of a Variable Account Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when underlying Mutual Fund shares in that Sub-Account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

        The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)     is the net of:

        (1) the net asset value per share of the underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period, plus

        (2) the per share amount of any dividend or capital gain Distributions made by the underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

(b)     is the net of:

        (1) the net asset value per share of the underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period, plus or minus

        (2) the per share charge or credit for any taxes reserved for in the immediately preceding Valuation Period (see "Charge For Tax Provisions").

(c)     is a factor representing the Mortality Risk Charge, Expense
        Risk Charge and Administration Charge deducted from the Variable Account. Such factor is equal on an annual basis to 1.40% of the daily net asset value of the Variable Account.

        For underlying Mutual Funds that credit dividends on a daily basis and pay such dividends once a month (the Nationwide Separate Account Trust - Money Market Fund) the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

        The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of underlying Mutual Fund shares, because of the deduction for Mortality Risk Charge, Expense Risk Charge and Administration Charge.

VALUATION OF ASSETS

        Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

DETERMINING THE CONTRACT VALUE

        The sum of the value of all Variable Account Accumulation Units attributable to the Contract and amounts credited to the Fixed Account is the Contract Value. The number of Accumulation Units credited per each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account for the Valuation Period during which the Purchase Payment is received by the Company. In the event part or all of the Contract Value is surrendered or charges or deductions are made against the Contract Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Contract Owner's interest in the Variable Account and the Fixed Account bears to the total Contract Value.

SURRENDER (REDEMPTION)

        While the Contract is in force and prior to the earlier of the Annuitization Date or the death of the Annuitant, the Company will, upon proper written application by the Contract Owner deemed by the Company to be in good order, allow the Contract Owner to surrender a portion or all of the Contract Value. "Proper Written Application" means that the surrender must be requested in writing by the Contract Owner, satisfy all good order requirements and the Company may require that the signature(s) be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia, or Pacific Stock Exchange, or by a Commercial Bank or a Savings and Loan, which is a member of the Federal Deposit Insurance Corporation. In some cases (for example, requests by a corporation, partnership, agent, fiduciary, or surviving joint owner), the Company will require additional documentation of a customary nature.

        The Company will, upon receipt of any such written request, surrender a number of Accumulation Units from the Variable Account and an amount from the Fixed Account necessary to equal the gross dollar amount requested, less any applicable Contingent Deferred Sales Charge (see "Contingent Deferred Sales Charge" provision.) In the event of a partial surrender, the Company will, unless instructed to the contrary, surrender Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest, and the Fixed Account. The number of Accumulation Units surrendered from each Sub-Account and the amount surrendered from the Fixed Account will be in the same proportion that the Contract Owner's interest in the Sub-Accounts and Fixed Account bears to the total Contract Value.

        The Company will pay any funds applied for from the Variable Account within 7 days of receipt of such application in the Company's Home Office. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed, (2) when trading on the Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist. The Contract Value on surrender may be more or less than the total of Purchase Payments made by a Contract Owner, depending on the market value of the underlying Mutual Fund shares.

SURRENDERS UNDER A QUALIFIED PLAN OR TAX SHELTERED ANNUITY CONTRACT

        Except as provided below, the Owner may Surrender part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Annuitant:

A. The surrender of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code
        Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code may be executed only-

        1. when the Contract Owner attains age 59-1/2, separates from service, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

        2. in the case of hardship (as defined for purposes of Code
           Section 401(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

B.      The surrender limitations described in A. above for Tax
        Sheltered Annuities apply to:

        1. salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

        2. earnings credited to such Contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

        3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings, and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

C. Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

        A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, the Company will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Contract Owner. The foregoing is the Company's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time.

        The contract surrender provisions may also be modified pursuant to the plan terms and Code tax provisions when the contract is issued to fund a Qualified Plan.

        INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER.

TAXES

        The Company does not make any guarantee regarding the tax status of any Contract or any transaction involving the Contracts. Contract Owners should consult their financial or tax consultants to discuss in detail their particular tax situation and the use of the Contracts.

        Section 72 of the Code governs taxation of annuities in general. That section sets forth different rules for annuities purchased as Non-Qualified Contracts and annuities which are purchased as Individual Retirement Annuities. Non-Qualified Contracts and Individual Retirement Annuities are discussed separately below.

        The Tax Reform Act of 1986 and subsequent legislation changed some of the rules regarding the tax treatment of Distributions from Tax Sheltered Annuity Plans and annuities purchased by Tax Sheltered Annuity Plans. You should consult your financial consultant or legal or tax advisor to discuss in detail your particular tax situation and the use of the Contracts.

        Generally the amount of any payment of items of interest to a nonresident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is includable in the recipient's gross income.

NON-QUALIFIED CONTRACTS

        The rules applicable to Non-Qualified Contracts provide that a portion of each annuity payment received is excludable from taxable income based on the ratio between the Contract Owner's investment in the Contract and the expected return on the Contract. The maximum amount excludable from income is the investment in the Contract. If the Annuitant dies prior to excluding from income the entire investment in the Contract, the Annuitant's final tax return may reflect a deduction for the balance of the investment in the Contract.

        Distributions made from the Contract prior to the Annuitization Date are taxable to the Contract Owner to the extent that the cash value of the Contract exceeds the Contract Owner's investment at the time of the Distribution. Distributions, for this purpose, include partial surrenders, dividends, or any portion of the Contract which is assigned or pledged; or for Contracts issued after April 22, 1987, any portion of the Contract transferred by gift. For these purposes, a transfer by gift may occur upon Annuitization if the Contract Owner and the Annuitant are not the same individual. In determining the taxable amount of a Distribution, all annuity contracts issued after October 21, 1988, by the same company to the same policyholder during any

12-month period, will be treated as one annuity contract. (Additional limitations on the use of multiple contracts may be imposed by Treasury Regulations.) Different rules apply with respect to any investment in a Contract made prior to August 14, 1982. Distributions prior to the Annuitization Date with respect to that portion of the Contract are treated first as a recovery of the investment in the Contract as of that date. A Distribution in excess of the amount of the investment in the Contract as of August 14, 1982, will be treated as taxable income.

        The Tax Reform Act of 1986 has changed the tax treatment of certain Non-Qualified Contracts held by entities other than individuals. Such entities are taxed currently on the earnings on the Contract which are attributable to contributions made to the Contract after February 28, 1986. There are exceptions for immediate annuities and certain Contracts owned for the benefit of an individual. An immediate annuity, for purposes of this discussion, is a single premium Contract on which payments begin within one year of purchase.

        Code Section 72 also provides for a penalty, equal to 10% of any Distribution which is includable in gross income, if such Distribution is made prior to attaining age 59-1/2, or disability of the Contract Owner. The penalty does not apply if the Distribution is one of a series of substantially equal periodic payments made over the life or life expectancy (or joint lives or life expectancies) of the Annuitant (and the Annuitant's Beneficiary), or for the purchase of an immediate annuity, or is allocable to an investment in the Contract before August 14, 1982. A Contract Owner wishing to begin taking Distributions to which the 10% tax penalty does not apply should forward a written request to the Company. Upon receipt of a written request from the Contract Owner, the Company will inform the Contract Owner of the procedures pursuant to Company policy and subject to limitations of the Contract including but not limited to first year withdrawals. If the Annuitant selects an annuity for life or life expectancy and changes the method of payment before the expiration of 5 years and the attainment of age 59-1/2, the early withdrawal penalty will apply. The penalty will be equal to that which would have been imposed had no exception applied from the outset, and the Annuitant will also pay interest on the amount of the penalty from the date it would have originally applied until it is actually paid.

        In order to qualify as an annuity Contract under Section 72 of the Code, the Contract must provide for Distribution to be made upon the death of the Contract Owner. In such case, the Contingent Owner or other named recipient must receive the Distribution within 5 years of the Contract Owner's death. However, the recipient may elect for payments to be made over their life or life expectancy if such payments begin within one year from the death of the Contract Owner. If the Contingent Owner or other named recipient is the surviving spouse, such spouse may be treated as the Contract Owner and the Contract may be continued throughout the life of the surviving spouse. In the event the Contract Owner dies on or after the Annuitization Date and before the entire interest has been distributed, the remaining portion must be distributed at least as rapidly as under the method of Distribution being used as of the date of the Contract Owner's death (see "Required Distribution For Tax Sheltered Annuities"). If the Contract Owner is not an individual, the death of the Annuitant (or a change in the Annuitant) will result in a Distribution pursuant to these rules, regardless of whether a Contingent Annuitant has been named.

        The Company is required to withhold tax from certain Distributions to the extent that such Distribution would constitute income to the Contract Owner. The Contract Owner is entitled to elect not to have federal income tax withheld from any such Distribution, but may be subject to penalties in the event insufficient federal income tax is withheld during a calendar year.

        The Company may be required to determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, such payment will be reduced by any tax the Company is required to pay by Section 2603 of the Code. A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Contract Owner.

INDIVIDUAL RETIREMENT ANNUITIES

        The Contract may be purchased as an Individual Retirement Annuity under
Section 408(b) of the Code. Because the Contract's initial and subsequent Purchase Payments are greater than the maximum contribution permitted to an Individual Retirement Annuity, an Individual Retirement Annuity Contract may be purchased only in connection with a "rollover" (including a direct trustee-to-trustee transfer, where permitted). Specifically, an Individual Retirement Annuity Contract may be purchased only in connection with a rollover of amounts from a Qualified Plan, Tax-Sheltered Annuity or Individual Retirement Annuity. The Contract Owner should seek competent advice as to the tax consequences associated with the use of a Contract as an Individual Retirement Annuity.

        Recent changes to the Code permit the rollover of most Distributions from Qualified Plans to other Qualified Plans or Individual Retirement Accounts. Most Distributions from Tax-Sheltered Annuities may be rolled into another Tax-Sheltered Annuity or Individual Retirement Account. Distributions which may not be rolled over are those which are:

1. one of a series of substantially equal annual (or more frequent) payments made: a) over the life (or life expectancy) of the employee, b) the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or c) for a specified period of ten years or more, or

2.      a required minimum Distribution.

        Any Distribution eligible for rollover will be subject to federal tax withholding at a rate of twenty percent (20%) unless the Distribution is transferred directly to an appropriate plan as described in this provision.

        Individual Retirement Accounts and Individual Retirement Annuities may not provide life insurance benefits. If the Death Benefit exceeds the greater of the cash value of the Contract or the sum of all Purchase Payments (less any surrenders), it is possible the Internal Revenue Service could determine that the Individual Retirement Account or Individual Retirement Annuity did not qualify for the desired tax treatment.

DIVERSIFICATION

        The Internal Revenue Service has promulgated regulations under Section 817(h) of the Code relating to diversification standards for the investments underlying a variable annuity contract. The regulations provide that a variable annuity contract which does not satisfy the diversification standards will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Owner or the Company pays an amount to the Internal Revenue Service based on the tax that would have been paid by the Owner if the income, for the period the contract was not diversified, had been received by the Owner. If the failure to diversify is not corrected in this manner, the Owner of an annuity contract will be deemed the owner of the underlying securities and will be taxed on the earnings of his or her account. The Company believes, under its interpretation of the Code and regulations thereunder, that the investments underlying this Contract meet these diversification standards.

CHARGE FOR TAX PROVISIONS

        The Company is no longer required to maintain a capital gain reserve liability on Non-Qualified Contracts since capital gains attributable to assets held in the Company's Variable Account for such Contracts are not taxable to the Company. However, the Company reserves the right to implement and adjust the tax charge in the future, if the tax laws change.

INDIVIDUAL RETIREMENT ANNUITIES, INDIVIDUAL RETIREMENT ACCOUNTS AND TAX SHELTERED ANNUITIES

        The Contracts may be used with Individual Retirement Annuities, Individual Retirement Accounts, Tax Sheltered Annuities and other plans receiving favorable tax treatment. For information regarding eligibility, limitations on permissible amounts of Purchase Payments, and tax consequences on Distribution from such plans, the purchasers of such Contracts should seek competent advice. The terms of such plans may limit the rights available under the Contracts.

        The Code permits the rollover of most Distributions from Qualified Plans to other Qualified Plans, Individual Retirement Accounts, or Individual Retirement Annuities. Most Distributions from Tax Sheltered Annuities may be rolled into another Tax Sheltered Annuity, an Individual Retirement Account, or an Individual Retirement Annuity. Distributions which may not be rolled over are those which are:

        1. one of a series of substantially equal annual (or more frequent) payments made: a) over the life (or life expectancy) of the employee, b) the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or c) for a specified period of ten years or more, or;

        2.  a required minimum Distribution.

        Any Distribution eligible for rollover will be subject to federal tax withholding at a 20 percent rate unless the Distribution is transferred directly to an appropriate plan as described in this provision. You should consult your financial consultant to discuss in detail your particular tax situation and the use of the Contracts.

ADVERTISING

        A "yield" and "effective yield" may be advertised for the Nationwide Separate Account Trust Money Market Fund Sub-Account. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Sub-Account's units. Yield is an annualized figure, which means that it is assumed that the Sub-Account generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect.

        The Company may also from time to time advertise the performance of the Sub-Account of the Variable Account relative to the performance of other variable annuity Sub-Accounts or underlying Mutual Funds with similar or different objectives, or the investment industry as a whole. Other investments to which the Sub-Accounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end Mutual funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

        The Sub-Accounts of the Variable Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2-1/2 Year CD Rates; and Dow Jones Industrial Average.

        Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the underlying Mutual Funds against all underlying Mutual funds over specified periods and against underlying mutual funds in specified categories. The rankings may or may not include the effects of sales or other charges.

        The Company is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

        The Company may from time to time advertise several types of historical performance for the Sub-Accounts of the Variable Account. The Company may advertise for the Sub-Accounts standardized "average annual total return", calculated in a manner prescribed by the Securities and Exchange Commission, and nonstandardized "total return." "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the underlying Mutual Fund held in the Sub-Account has been in existence, if the underlying Mutual Fund has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

        Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return except total return will assume an initial investment of $10,000 and will not reflect the deduction of any applicable Contingent Deferred Sales Charge, which, if reflected, would decrease the level of performance shown. The Contingent Deferred Sales Charge is not reflected because the Contracts are designed for long term investment. An assumed initial investment of $10,000 will be used because that figure more closely approximates the size of a typical Contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the Contract Maintenance Charge is a fixed per Contract charge.

        For those underlying Mutual Fund which have not been held as Sub-Accounts within the Variable Account for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance such underlying Mutual Fund would have achieved (reduced by the applicable charges) had they been held as Sub-Accounts within the Variable Account for the period quoted.

ALL PERFORMANCE INFORMATION AND COMPARATIVE MATERIAL ADVERTISED BY THE COMPANY IS HISTORICAL IN NATURE AND IS NOT INTENDED TO REPRESENT OR GUARANTEE FUTURE RESULTS. A CONTRACT OWNER'S CONTRACT VALUE AT REDEMPTION MAY BE MORE OR LESS THAN ORIGINAL COST.

                               LEGAL PROCEEDINGS

        There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

        The General Distributor, Nationwide Financial Services, is not engaged in any litigation of any material nature.


            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                  Page


General Information and History ....................................1

Services ...........................................................1

Purchase of Securities Being Offered ...............................1

Underwriters .......................................................2

Calculation of Yield Quotations of Money Market Sub-Accounts .......2

Annuity Payments ...................................................3

Financial Statements ...............................................4

                                    APPENDIX

        Purchase Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion become part of the general account of the Company, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which related to the guaranteed interest portion. Disclosures regarding the Fixed Account portion of the Contract and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                           FIXED ACCOUNT ALLOCATIONS

THE FIXED ACCOUNT

        The Fixed Account is made up of all the general assets of the Company, other than those in the Nationwide Variable Account-6 and any other segregated asset account. Fixed Account Purchase Payments will be allocated to the Fixed Account by election of the Contract Owner at the time of purchase.

        The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated by the Company between itself and the Contracts participating in the Fixed Account.

        The level of annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

        Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company at such rate or rates as the Company prospectively declares from time to time. Any such rate or rates so determined will remain effective for a period of not less than twelve months, and remain at such rate unless changed. However, the Company guarantees that it will credit interest at not less than 3.0% per year (or as otherwise required under state law, or at such minimum rate as stated in the Contract when sold). ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3.0% FOR ANY GIVEN YEAR. New Purchase Payments deposited to the Contract which are allocated to the Fixed Account may receive a different rate of interest than money transferred from the Variable Account Sub-Accounts to the Fixed Account and amounts maturing in the Fixed Account at the end of an Interest Rate Guarantee Period.

        The Company guarantees that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described in this provision, less the sum of all administrative charges, any applicable premium taxes, and less any amounts surrendered. If the Contract Owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable Contingent Deferred Sales Charge (see "Contingent Deferred Sales Charge" provision).

TRANSFERS

        Contract Owners may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account. The maximum percentage that may be transferred will be determined by the Company at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing and will be declared upon the expiration date of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period expires on the final day of a calendar quarter; therefore the Interest Rate Guarantee Period for deposits or transfers in the Fixed Account may continue for up to three months after a one year period has expired. Transfers under this provision must be made within 45 days after the expiration date of the guarantee period. Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging" provision) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

        Transfers among the Sub-Accounts may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without Owners having to elect the privilege. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security Number and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. The Company may withdraw the telephone exchange privilege upon 30 days' written notice to Contract Owners.

                      ANNUITY PAYMENT PERIOD-FIXED ACCOUNT

FIRST AND SUBSEQUENT PAYMENTS

        A Fixed Annuity is an annuity with payments which are guaranteed by the Company as to dollar amount during the annuity payment period. The first Fixed Annuity payment will be determined by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This will be done at the Annuitization Date on an age last birthday basis. Fixed Annuity payments after the first will not be less than the first Fixed Annuity payment.

        The Company does not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of such Fixed Annuity payments.